                                                                  EXHIBIT 99.11




          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. EACH INITIAL PURCHASER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS TO AND AGREES WITH THE ISSUER THAT SUCH PURCHASER WILL NOT SELL OR OTHERWISE TRANSFER THIS SECURITY (WITHOUT CONSENT OF THE ISSUER) PRIOR TO THREE YEARS FROM MAY 28, 1993 OTHER THAN (I) TO A QUALIFIED INSTITUTIONAL BUYER, OR TO A PERSON SUCH INITIAL PURCHASER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, IN A TRANSACTION COMPLYING WITH RULE 144A, (II) TO A NON-U.S. PERSON IN A TRANSACTION COMPLYING WITH REGULATION S UNDER THE SECURITIES ACT OR (III) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, EACH AS CONFIRMED BY AN OPINION OF COUNSEL, AS REQUIRED UNDER THE INDENTURE. EACH SUBSEQUENT PURCHASER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS TO AND AGREES WITH THE ISSUER THAT SUCH PURCHASER WILL NOT SELL OR OTHERWISE TRANSFER THIS SECURITY (WITHOUT THE CONSENT OF THE ISSUER) PRIOR TO THREE YEARS FROM MAY 28, 1993 OTHER THAN PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. EACH PURCHASER BY ITS ACCEPTANCE HEREOF AGREES THAT IT WILL NOTIFY ANY PURCHASER OF THIS SECURITY OF THE RESALE RESTRICTIONS DESCRIBED ABOVE.

          THE PURCHASER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF,
REPRESENTS ALSO THAT IT IS ACTIVELY AND REGULARLY ENGAGED IN THE BUSINESS OF LENDING MONEY AS A QUALIFIED PERSON WITHIN THE MEANING OF SECTION 465(b)(6)(D) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THIS SECURITY, OR DIRECT OR INDIRECT BENEFICIAL INTERESTS THEREIN, MAY BE TRANSFERRED ONLY IN ORIGINAL PRINCIPAL AMOUNTS NOT LESS THAN THOSE PROVIDED FOR IN AND IN ACCORDANCE WITH THE REGISTRATION PROVISIONS OF, THAT CERTAIN TRUST INDENTURE DATED AS OF MAY 28, 1993 REFERRED TO IN THIS NOTE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE.

                                                              New York, New York
                                                                    May 28, 1993


                 7.05% SERIES A-2 SENIOR SECURED NOTES DUE 2009



Registered No.: 4
Principal Amount:  $11,398,750
Registered Holder:   XXXXXXXXXX


                 KMART CORPORATION, a corporation organized and in good standing under the laws of the State of Michigan ("Owner"), for value received, hereby promises to pay to the Registered Holder shown above ("Payee"), or its registered assigns, on or before December 15, 2009, as herein provided, the principal sum shown above and to pay interest on the unpaid principal amount hereof from the date hereof to maturity at the rate of 7.05% per annum computed on the basis of a 360-day year of twelve 30-day months.

                 Such principal, premium, if any, and interest shall be payable upon presentation of this Note (except that upon compliance with the conditions of Section 203 of the Indenture, such payment shall be made by wire transfer to the Registered Holder hereof) at the Corporate Trust Office of XXXXXXXXXX or its successor, not in its individual capacity, but solely as trustee
(the "Trustee") under the Trust Indenture, dated as of May 28, 1993 (herein, together with all supplements and amendments thereto, the "Indenture"), from
Owner, as issuer, to the Trustee and   XXXXXXXXXX, as individual trustee
(the "Individual Trustee," and, together with the Trustee, the "Trustees"), in lawful money of the United States of America, in the following manner:

              (i) One payment of interest only (payable in arrears) in the amount set forth on the attached Schedule I (which is hereby made a part hereof) for the first, unnumbered period on said Schedule, payable June 15, 1993; and

             (ii) Thirty-three semi-annual payments of interest (payable in arrears) and principal, each in the amount set forth on attached Schedule I for periods numbered one through thirty-three shall be payable on the fifteenth day of each June and December, commencing on December 15, 1993 and continuing to and including December 15, 2009; the final payment shall also include all other amounts, if any, then due and owing with respect to this Note or pursuant to the terms of the Indenture.

The payments described in clauses (i) and (ii) are herein called the "Installment Payments" and the dates upon which such payments are due are herein called the "Installment Payment Dates".

                 Any Installment Payment or other payment due and payable on a day which is not a Business Day shall be payable by Owner on the immediately succeeding Business Day without additional interest or charge.

                 Owner agrees, to the extent not prohibited by applicable law, to pay interest on any overdue Installment Payment or prepayment of principal at the Overdue Rate (as such terms are defined in the below-described Trust Indenture) on a per diem basis.

                 This Note is one of Owner's Series A Notes, which are issued in subseries -1 and -2 (together with Owner's Series B Notes, the "Notes"), which Notes are equally and ratably secured by and entitled to the benefits of the Indenture, subject to the terms thereof and of the other Loan Documents.
In addition, the subseries -1 Notes are equally and ratably secured by and entitled to the benefits of the Deed of Trust, Fixture Filing and Security Agreement, dated as of the date hereof, between Owner and the Individual Trustee (the "Deed of Trust"), and the subseries -2 Notes are equally and ratably secured by and entitled to the benefits of the Mortgage, Security Agreement and Financing Statement, dated as of the date hereof, between Owner and the Trustees (the "Mortgage"). The Indenture, the Deed of Trust and the Mortgage contain, inter alia, provisions for the acceleration of maturity of this Note upon the happening of certain Events of Default as defined therein, certain events of condemnation or taking of any Property and certain other events. Additionally, reference is hereby made to the Indenture, the Deed of Trust and the Mortgage for a description of the Trust Estate Granted by the Indenture, the nature and extent of the security for the Notes, the rights of the Registered Holders, the Trustee and Owner in respect of such security and otherwise and a description of the terms upon which the Notes are authenticated and delivered. Capitalized terms not otherwise defined herein have the meanings set forth in the Indenture.

                 The principal of this Note is subject to prepayment in whole or in part at the option of Owner only in the manner, to the extent, and under the circumstances set forth in the Indenture at a price equal to 100% of the outstanding principal amount hereof to be prepaid, together with interest accrued thereon to the date of prepayment, plus any premium, if required pursuant to the terms of the Indenture.

                 Upon the occurrence of an Event of Default specified in the Deed of Trust or the Mortgage, the principal hereof, the Make-Whole Payment hereon, if any, the interest accrued and unpaid hereon, if any, and all other amounts then due and payable hereon may be declared to be forthwith due and payable as provided in the Indenture.

                 By placing its initials immediately following this paragraph, Owner expressly agrees that in the event of an acceleration of the maturity of this Note as a result of any event of default, including, without limitation, any acceleration upon the transfer of any interest in the Trust Estate, a tender by Owner or by anyone on behalf of Owner of payment of the amount necessary to satisfy the indebtedness evidenced hereby made at any time prior to a foreclosure sale, or a sale under the power of sale contained in the Deed of Trust, shall constitute an evasion of the prepayment terms hereof and shall be deemed to be a voluntary prepayment hereunder. Therefore, with any such payment, the Owner shall pay to the Registered Holder the Make-Whole Payment. Owner expressly waives the provisions of any present or future statute or law which prohibits or may prohibit the collection of the foregoing Make-Whole Payment in connection with any such acceleration, including, without limitation, California Civil Code Section 2954.10.

                                                            /s/
                                                        ------------
                                                          Initials


                 The Notes are issuable only as fully registered Notes. Owner and the Trustee shall deem and treat the Person in whose name this Note is registered on the Register as the absolute owner hereof (whether or not this Note shall be overdue) for the purpose of receiving payments of principal, premium, if any, and interest and for all other purposes, and neither Owner nor the Trustee shall be affected by any notice to the contrary. Subject to and in accordance with the provisions of the Indenture, this Note may be transferred and exchanged for Notes of other denominations in accordance with the procedures set forth in the Indenture.

                 Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection after default, Owner agrees to pay, in addition to the principal, premium, if any, and interest due and payable hereon, if any, all costs of collecting or attempting to collect this Note, including attorneys' reasonable fees and expenses (including those incurred in connection with any appeal).

                 Subject to certain limitations in the Indenture, at any time when Owner is not subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, upon the request of a Payee, Owner will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Payee or to a purchaser of this Security designated by such Payee, as the case may be, in order to permit compliance by such Payee with Rule 144A under the Securities Act. "Rule 144A Information" shall be such information as is specified in Rule 144A(d) under the Securities Act (or any successor provision thereto).

                 THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, (i) THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS) AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT AND IN ALL OTHER RESPECTS, INCLUDING, BUT NOT LIMITED TO, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, AND (ii) THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA WITH REGARD TO U.S. FEDERAL SECURITIES LAW, ERISA AND ANY OTHER APPLICABLE MATTERS.

                 IN WITNESS WHEREOF, Owner has caused this Note to be duly executed.


                                        KMART CORPORATION

                                        By:  /s/ M.L. SKILES
                                            ------------------------------
                                             M.L. Skiles
                                             Senior Vice President

                                                    [SEAL]


                                          Attest:     /s/
                                                  ------------------------
                                                  Name:
                                                  Title:

                    Trustee's Certificate of Authentication

                 This Note is one of the Series A Notes of Kmart Corporation described in the within-mentioned Indenture.


                   XXXXXXXXXX, not in its individual
                 capacity, but solely as Trustee


                 By:      /s/ XXXXXXXXXX
                     ------------------------------
                          XXXXXXXXXX,
                          Assistant Secretary